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                                    EXHIBIT B

JOINT FILING AGREEMENT

The undersigned agree that the Statement on Schedule 13G/A to which this exhibit is attached is filed on behalf of each of them in capacities set forth below.

Dated: February 10, 2006

                                       TRIDENT II, L.P.

                                       By: Trident Capital II, L.P.,
                                           its sole general partner

                                       By: CD Trident II, LLC, a general partner


                                       By: /s/ David J. Wermuth
                                           -------------------------------------
                                       Name: David J. Wermuth
                                       Title: Vice President


                                       TRIDENT CAPITAL II, L.P.

                                       By: CD Trident II, LLC, a general partner


                                       By: /s/ David J. Wermuth
                                           -------------------------------------
                                       Name:  David J. Wermuth
                                       Title: Vice President


                                       STONE POINT CAPITAL LLC


                                       By: /s/ David J. Wermuth
                                           -------------------------------------
                                       Name: David J. Wermuth
                                       Title: Principal


                                       MARSH & MCLENNAN CAPITAL PROFESSIONALS
                                       FUND, L.P.

                                       By: Stone Point GP Ltd.,
                                           its sole general partner


                                       By: /s/ David J. Wermuth
                                           ------------------------------------
                                       Name: David J. Wermuth
                                       Title: Secretary


                                       MARSH & MCLENNAN EMPLOYEES' SECURITIES
                                       COMPANY, L.P.

                                       By: Marsh & McLennan GP I, Inc.,
                                           its sole general partner

                                       By: Stone Point Capital LLC,
                                           agent/attorney-in-fact


                                       By: /s/ David J. Wermuth
                                           -------------------------------------
                                       Name: David J. Wermuth
                                       Title: Principal